                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]
              Check the appropriate box:

    Preliminary Proxy Statement                  [ ] Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           MERRIMAC MASTER PORTFOLIO

      (Name of Registrant as Specified in Its Charter/Declaration of Trust)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                                 MERRIMAC FUNDS

                               MERRIMAC CASH FUND

                              200 CLARENDON STREET
                              BOSTON, MASSACHUSETTS
                                      02116
Dear Shareholder:

         The attached Proxy Statement from the Merrimac Funds discusses proposals that are being submitted to shareholders of the Merrimac Cash Fund (the "Fund"). A Shareholder Meeting has been called for December 2, 2004 to consider the proposals. As a shareholder in the Fund, we ask you to review the Proxy Statement and cast your vote on the proposals. The Board of Trustees of Merrimac Funds has recommended that shareholders approve each of the proposals.

         The first proposal affecting the Fund, seeks to elect five trustees, as named in the attached proxy statement, to serve on the board of trustees of the Trust until their successors have been duly elected and qualified. The election of Trustees is necessary to fulfill regulatory requirements which require that at least two-thirds of Board members of investment companies be elected by shareholders. The Board currently consists of four members, three of whom have been elected by shareholders. In light of the proposed Board composition we are asking that shareholders elect the nominated trustees.

         The proposal is discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

         Shareholders of record as of the close of business on September 30, 2004 are entitled to vote at the meeting and any related follow-up meetings.

         Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

         We look forward to receiving your votes in favor of the proposal. Thank you for your support.

Sincerely,

Paul J. Jasinski
President
Merrimac Funds

                               MERRIMAC CASH FUND

                         IMPORTANT NEWS FOR SHAREHOLDERS

         While we encourage you to read the full text of the enclosed Proxy Statement, this is a brief overview of a matter affecting the Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?
A. This Proxy Statement is furnished by Merrimac Funds (the "Trust") on behalf of Merrimac Cash Fund (the "Fund") to the shareholders of the Fund (the "Shareholders") on behalf of the Board of Trustees of the Trust. This Proxy Statement is being provided to you in connection with the Trust and the solicitation of the accompanying proxy, to be voted at a meeting of the Shareholders (the "Meeting") to be held on Thursday, December 2, 2004 at 9:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA. At the Meeting, the Shareholders will be asked to consider and vote upon the proposal for the Fund, to elect the five trustees, as named in the attached proxy statement, to serve on the board of trustees until their successors have been duly elected and qualified. The Board members of the Trust recommend that you vote FOR this proposal.

Q.       WHY DID YOU SEND ME THIS BOOKLET?
A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and a proxy card--because you have the right to vote on an important proposal concerning your investment in the Fund.

Q.       WHAT MATTERS AM I BEING ASKED TO VOTE ON?
A. As noted above, with respect to the Fund, you are being asked to elect five trustees to the Board of the Trust.

Q.       HOW DO THE BOARD MEMBERS OF THE FUND RECOMMEND THAT I VOTE?
A. After careful consideration, the Trustees of the Trust, including those who are not affiliated with the Trust, the Adviser, the Sub-Adviser or their affiliates, recommend that you vote FOR the Proposal using the enclosed proxy card.

Q.       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?
A. The majority of the costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne by the Fund. Certain costs associated with the preparation of the Proxy Statement will be borne by the Adviser and the Administrator of the Fund.

Q.       WHOM DO I CALL FOR MORE INFORMATION?
A. Please call Investors Bank, the Fund's information agent, at 1-888-637-7622.

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                               MERRIMAC CASH FUND

      Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of the Merrimac Cash Fund (the "Fund") will be held on Thursday, December 2, 2004 at 9:00 a.m., Eastern time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, for the following purposes:

1. For shareholders of the Fund to elect five trustees, to serve on the Board of Trustees of the Trust until their successors have been duly elected and qualified;

2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

      Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting.

      Shareholders of record at the close of business on September 30, 2004 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.

                                          By Order of the Board of Trustees of
                                          Merrimac Funds

                                          ----------------------
                                          Susan C. Mosher, Secretary
October 28, 2004

                               MERRIMAC CASH FUND

                              200 CLARENDON STREET
                                   BOSTON, MA
                                      02116

                                 PROXY STATEMENT
                                OCTOBER 28, 2004

         This Proxy Statement provides you with information you should review before voting on the matter listed in the Notice of Special Meeting (the "Proposal") on the previous page for the Merrimac Cash Fund (the "Fund"), a series of Merrimac Funds (the "Trust"). The Board of Trustees of the Trust (the "Board") is soliciting your vote for a Special Meeting of Shareholders of the Fund (the "Meeting") to be held on Thursday, December 2, 2004 at 9:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, and, if the Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.

SOLICITATION OF PROXIES

         The Board is soliciting votes from shareholders of the Fund (the "Shareholders"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about October 28, 2004.

         The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

         Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

SHAREHOLDER REPORTS
         COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE FUNDS AT 1-888-637-7622 OR AT HTTP://WWW.MERRIMACMUTUALFUNDS.COM. YOU CAN ALSO VIEW THE ANNUAL REPORT FREE ON THE SEC'S INTERNET WEBSITE AT HTTP://WWW.SEC.GOV/. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.

The following table summarizes the proposals to be voted on at the Meeting.

        ------------------------------------------------------------
                                      PROPOSALS
        ------------------------------------------------------------
        1. TO ELECT FIVE TRUSTEES OF THE TRUST AND THE MASTER TRUST
        ------------------------------------------------------------
        2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF
        ------------------------------------------------------------

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSAL.

                                GENERAL OVERVIEW

         The meeting of the shareholders of the Fund has been called to vote on the proposals described in this Proxy Statement. Additionally, the Fund is a shareholder of Merrimac Cash Portfolio, a series of Merrimac Master Portfolio (the "Master Trust"). The Trust and the Master Trust have requested that their shareholders (which, in the case of Master Trust includes the Funds) take action (i) to elect Thomas J. Brown, Francis J. Gaul, Jr., Arthur H. Meehan, Kevin J. Sheehan and Thomas E. Sinton as trustees to the Master Trust; and (ii) to vote on any other business that properly comes before the meeting. The Fund has previously agreed with the Master Trust that all actions requiring a vote of the Fund, as shareholder of the Portfolio, will be taken in accordance with instructions received from the underlying shareholders of the Fund. Immediately following the Meeting of the Trust, a separate meeting (the "Portfolio Shareholder Meeting") of the shareholders of the Master Trust will be held to consider and vote on the proposal described in this Proxy Statement. This Proxy Statement also serves as the proxy statement for the Portfolio Shareholder Meeting. With respect to the proposal, the entire interest that the Fund holds in a Portfolio will be voted at the Portfolio Shareholder Meeting in direct proportion to the votes cast by the shareholders of the Fund at the Meeting. With respect to the election of Trustees of the Trust and the Master Trust the votes of all funds are counted together.

                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
                     ELECTION OF FIVE TRUSTEES OF THE TRUST

         The Board of Trustees of the Trust and the Master Trust currently consist of four Trustees. Shareholders of the Fund are being asked to consider the election of five nominees to the Board of Trustees of the Trust and the Master Trust. All of the nominees for election to the Boards, with the exception of Arthur H. Meehan, currently serve as Trustees for the Trust and the Master Trust, and have served in that capacity continuously since originally elected. Mr. Thomas Brown, who currently serves as Trustee, was recommended by the Governance Committee of the Trusts and elected as Trustee to the Board effective May 6, 2004 by the Trustees of each Board. The nomination of Mr. Meehan as Trustee was recommended by the Governance Committee of the Trusts and recommended by the Board of the Trusts on August 5, 2004, subject to a vote of shareholders. Since the 1940 Act requires a two-thirds percentage of Board members be comprised of Trustees elected by shareholders, the Board of the Trusts is unable to elect Mr. Meehan as Trustee to the Trusts without shareholder approval. The proposals are discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

         Each Trustee will be elected to hold office until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his or her willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Trust's and Master Trust's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of the Funds.

INFORMATION ABOUT THE TRUSTEES AND NOMINEE

         The following table sets forth certain information regarding the incumbent Trustees and the nominee for Trustee. Trustees who are interested persons of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act are referred to as "Interested Trustees." Trustees who are not interested persons of the Trust are referred to as "Independent Trustees."

                           POSITIONS
                           HELD WITH                                                               NUMBER OF
                           THE TRUST                                                               PORTFOLIOS IN
                           AND THE      TERM OF OFFICE                                             FUND COMPLEX
                           MASTER       AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY
NAME AND AGE               TRUST        TIME SERVED(1)      5 YEARS                                TRUSTEE/OFFICER(2)

INDEPENDENT TRUSTEES AND
NOMINEE

THOMAS J. BROWN            Trustee      Since 2003          Chief Operating Officer and Chief              13
Age:  58                                                    Financial Officer of American
                                                            General Asset Management (Investment
                                                            Management), August 2000 to April
                                                            2002; Chief Financial Officer,
                                                            Cypress Holdings (Investment
                                                            Management), October 1997 to August
                                                            2000.
ARTHUR H. MEEHAN           Trustee      N/A                 Chief Executive Officer and                   None
Age:  69                                                    President of Medford Bank, February
                                                            1991 to October 2002; Director of
                                                            Citizens Bank Massachusetts, October
                                                            2002 to present; Director of St.
                                                            Vincent College, present.
FRANCIS J. GAUL, JR.       Trustee      Since 1996          Private Investor July 1997 -
Age:  60                                                    present, Vice President and
                                                            Principal, Triad Investment                    13
                                                            Management Company (Registered
                                                            Investment Adviser) July 1996 - May
                                                            1997.
THOMAS E. SINTON           Trustee      Since 1996          Retired, Managing Director,
Age:  71                                                    Corporate Accounting Policy, April
                                                            1993 - October 1996 and Consultant,            13
                                                            January 1993 - March 1996, Bankers
                                                            Trust Company.

INTERESTED TRUSTEE(3)
KEVIN J. SHEEHAN          Trustee        Since              Chairman, Chief Executive Officer
Age:  52                                 1996               and President of Investors Financial
                                                            Services Corp. and Investors Bank &            13
                                                            Trust Company, June 1995 to August
                                                            2001; Chairman and Chief Executive
                                                            Officer of Investors Financial
                                                            Services Corp. and Investors Bank &
                                                            Trust Company, August 2001 to
                                                            present.

(1) Trustees serve for an indefinite term or until the date such trustee resigns or retires or is removed by the Board of
    Trustees or shareholders.
(2) Fund Complex consists of the Merrimac Master Portfolio, the Merrimac Series, and the Merrimac Funds, comprising thirteen series as of December 31, 2003.
(3) Mr. Sheehan is an "interested person" of each of the Merrimac Master Portfolio and the Merrimac Series, as defined in the
    Investment Company Act of 1940, as amended, due to his employment with Investors Bank & Trust Company, the investment adviser for the Merrimac Master Portfolio.

The Board held seven meetings during the fiscal year ended December 31, 2003. Each of the trustees attended at least 75% of the Board and committee meetings of which he is a member.

COMMITTEES OF THE BOARD OF TRUSTEES

GOVERNANCE COMMITTEE. The Board of Trustees of the Trust has a Governance Committee, which is comprised of all of the Independent Trustees. The Governance Committee, pursuant to a Governance Committee Charter adopted by the Board meets at least annually with their independent counsel. The Governance Committee undertakes a periodic review of, and makes recommendations to the full Board with respect to, the following matters: approval of advisory, sub-advisory, distribution, administrative services and other contracts with affiliated service providers of the Funds; approval of Rule 12b-1 plans of distribution, shareholder servicing plans and agreements relating to such plans; procedures for identifying and recruiting qualified candidates for the position of Independent Trustee; recommending to the Board individuals to be appointed or nominated for election as Independent Trustees; the performance of the Board; the compensation of Trustees; the identity, duties, and composition of the various Committees of the Board and the Chairpersons of such Committees; the development and maintenance of the Board's membership, structure and operation; and any other matters related to the governance of the Fund. The Governance Committee met once during the fiscal year ended December 31, 2003.

         The Governance Committee does not have at this time formal criteria for the qualifications of Independent Trustee candidates, although the Governance Committee may do so in the future. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Governance Committee applies the following general criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgment,
(iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest in managing the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessary place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

         At this time the Committee does not have a policy regarding the consideration of any trustee candidates recommended by shareholders. As the need for Trustee elections occurs infrequently it is not foreseeable that such a policy would be necessary or beneficial to shareholders. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

AUDIT COMMITTEE. The Board of Trustees has an Audit Committee, which is comprised of all of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). Currently, Messrs. Thomas J. Brown, Francis J. Gaul, Jr. and Thomas E. Sinton comprise the Audit Committee. Mr. Sinton is the chairman of the Audit Committee. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's financial reporting, including the Trust's financial statements, review and assess the performance of the independent auditors, review of the Trust's internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent auditors; and acts as liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2003.

SHARE OWNERSHIP IN THE FUND AS OF DECEMBER 31, 2003

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and the Fund Complex as of December 31, 2003.

                                                         AGGREGATE DOLLAR RANGE
                              DOLLAR RANGE OF            OF EQUITY SECURITIES
                              EQUITY SECURITIES          IN THE TRUST AND THE
NAME OF TRUSTEE OR NOMINEE    IN THE TRUST               FUND COMPLEX

INDEPENDENT TRUSTEES
Francis J. Gaul, Jr.          Cash Fund: $1 - $10,000    $1 - $10,000
Thomas E. Sinton              None                       None

INTERESTED TRUSTEES
Kevin Sheehan                 None                       None

COMPENSATION OF THE TRUSTEES AND OFFICERS. The Trust does not compensate the Trustees or officers of the Trust who are affiliated with Investors Bank & Trust Company - Advisory Division. None of the Trustees or officers of the Trust have engaged in any financial transactions with the Trust during the fiscal year ended December 31, 2003.

         Prior to May 6, 2004, the Independent Trustees of the Master Trust were paid an annual retainer of $10,000 and a $2,500 meeting fee for each quarterly meeting attended. The Fund bore its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Master Trust. The Independent Trustees of the Trust were paid an annual base fee of $2,000 and additional fees for newly created funds.

         Effective May 6, 2004, the Independent Trustees of the Trust, the Master Trust and the Merrimac Funds, receive an annual retainer of $50,000, payable in equal quarterly installments, and an additional $1,500 for each special in-person meeting of the Board of Trustees or any committee thereof and $500 for each special telephonic meeting of the Board of Trustees or any committee thereof.

         The following table reflects the compensation paid by the Trust and by the Merrimac fund complex, to each Trustee for the fiscal year ended December 31, 2003.

                                               PENSION OR
                                               RETIREMENT            TOTAL
                              AGGREGATE     BENEFITS ACCRUED      COMPENSATION
                            COMPENSATION       AS PART OF        FROM TRUST AND
NAME OF TRUSTEE            FROM THE TRUST   FUND'S EXPENSES      FUND COMPLEX
---------------            --------------   ----------------     --------------
Kevin J. Sheehan                $0                $0                  $0

Francis J. Gaul, Jr.          $2,246              $0                $30,500

Edward F. Hines, Jr.*         $2,246              $0                $30,500

Thomas E. Sinton              $2,246              $0                $30,500

* Edward F. Hines, Jr. resigned as Trustee effective November 25, 2003.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

VOTE REQUIRED

         At the Meeting, the Shareholders of the Fund will vote on the election of Thomas J. Brown, Francis J. Gaul, Jr., Arthur H. Meehan, Kevin J. Sheehan and Thomas E. Sinton as trustees to the Trust and the Master Trust.

         The affirmative vote of the holders of a plurality of the shares of the Trust and Master Trust voted at the Meeting is required to elect the Trustees. This means that the five nominees receiving the greatest number of votes will be elected to the Board of Trustees of each entity.

         For Proposal 1, abstentions and broker non-votes will not have any effect on the outcome of the vote, except for purposes of determining a quorum.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

INDEPENDENT AUDITORS

         For the fiscal year ended December 31, 2003, Ernst & Young LLP ("E&Y") served as independent auditors to the Trust and the Master Trust. E&Y is responsible for performing annual audits of the financial statements and financial highlights for the Trust and the Master Trust in accordance with generally accepted accounting standards, and preparation of the Federal tax returns. Additionally, pursuant to Rule 17f-2 of the 1940 Act, three security counts are performed for the Master Trust. The mailing address for E&Y is 200 Clarendon Street, Boston, Massachusetts 02116.

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by E&Y, for the audit of the Registrant's annual financial statements for the fiscal years ending December 31, 2003 and 2002 were $60,000 and $42,000, respectively.

AUDIT RELATED FEES: No fees were billed to the Registrant by E&Y for the fiscal years ending December 31, 2003 and 2002 for services rendered for assurance and services that are reasonably related to the performance of the audit or review of financial statements, but not reported as audit fees.

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by E&Y for the review and signing of federal, state and excise tax returns for the fiscal years ending December 31, 2003 and 2002 were $4,000 and $4,000, respectively.

ALL OTHER FEES: There were no other fees billed to the Registrant by E&Y for the fiscal years ending December 31, 2003 or 2002 for all other non-audit services.

         The Registrant's Audit Committee (the "Committee") will generally pre-approve all audit and non-audit services provided to the Registrant. In addition, the Committee has delegated to Mr. Thomas E. Sinton, a member of the Committee, the authority to pre-approve audit and non-audit services to be provided to the Registrant not to exceed $20,000 on an annual basis, and subject to subsequent report to the Committee. The Committee pre-approved all audit and non-audit services provided to the Registrant for the fiscal year ended December 31, 2003.

         THERE WERE NO NON-AUDIT FEES BILLED TO THE REGISTRANT BY THE REGISTRANT'S ACCOUNTANT, OTHER THAN THOSE DESCRIBED ABOVE FOR THE FISCAL YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY. Aggregate non-audit fees billed to the Investment Adviser by the Registrant's accountant were $400,000 and $403,640 for the fiscal years ended December 31, 2003 and 2002, respectively.

         The Registrant's audit committee considered whether the provision of non-audit services that were rendered to the registrant's investment adviser by the principal accountant were compatible with maintaining the principal accountant's independence.

OFFICERS OF THE TRUST AND MASTER TRUST

                          POSITIONS
                          HELD WITH                                                                NUMBER OF
                          THE TRUST                                                                PORTFOLIOS IN
                          AND THE        TERM OF OFFICE                                            FUND COMPLEX
NAME, ADDRESS AND AGE     MASTER TRUST   AND LENGTH OF      PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY
                                         TIME SERVED(1)     5 YEARS                                TRUSTEE/OFFICER(2)
PAUL J. JASINSKI          President      Since 1999         Managing Director, Investors Bank &
                          and Chief                         Trust Company, 1990 - present;
Age:  56                  Executive                         Director November 1996 - present,              13
                          Officer                           Investors Bank & Trust - Advisory
                                                            Division.

JOHN F. PYNE              Vice           Treasurer and      Director, Investors Bank & Trust
                          President,     Chief Financial    Company 2000 - present.  Assistant
Age:  36                  Treasurer      Officer since      Treasurer, State Street Bank 1992 -            13
                          and Chief      2002, Vice         2000.
                          Financial      President since
                          Officer        2000
DONALD F. COOLEY          Vice           Since 2001 for     Director/Sales, Investors Bank &
                          President      the Merrimac       Trust Company May 2001 - present.
Age:  40                                 Funds; Since       Vice President, Credit Suisse First            13
                                         2003 for the       Boston 1999-2000. Vice President,
                       Merrimac Master Citicorp 1988-1998.
                                         Portfolio
SUSAN C. MOSHER           Secretary      Since 1997         Senior Director 2001-present,
                                                            Director 1995-2000, Mutual Fund
Age:  48                                                    Administration - Legal                         13
                                                            Administration, Investors Bank &
                                                            Trust Company.
SANDRA I. MADDEN          Assistant      Since 1999         Senior Associate Counsel, Mutual
                          Secretary                         Fund Administration - Legal
Age:  37                                                    Administration, Investors Bank &               13
                                                            Trust Company, 1999 - present;
                                                            Associate, Scudder Kemper
                                                            Investments, Inc.,  1996-1999.
DONNA ROGERS              Chief          Since 2004         Senior Director, Mutual Fund
                          Compliance                        Administration, Investors Bank &               13
Age:  37                  Officer                           Trust Company, 1994 - present.

--------
(1) Officers serve for an indefinite term or until the date such officer resigns or retires or is removed by the Board of Trustees.
(2) Fund Complex consists of the Merrimac Master Portfolio, the Merrimac Series, and the Merrimac Funds, comprising thirteen series as of December 31, 2003.

VOTING RIGHTS

         Only Shareholders of record at the close of business on Thursday, September 30, 2004, (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were 300,000,002 shares of the Fund outstanding.

         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to the Board) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.

         Under the Declaration of Trust of the Trust, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting.

         As of the Record Date, the Fund owned 10.08% of the outstanding voting securities of the Portfolio.

         As of the Record Date, the Fund owned 3.96% of the outstanding voting interest of the Master Trust.

EXPENSES

         Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by the Fund.

ADDITIONAL PROXY SOLICITATION INFORMATION

         In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy, they may contact Investors Bank toll-free at 1-888-637-7622. Any proxy given by a shareholder is revocable until voted at the Meeting.

SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

         Shareholders who wish to communicate with Trustees with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Trustees c/o Merrimac Funds, P.O. Box 9130, Boston, Massachusetts 02116, Attention: Paul Jasinski.

ADJOURNMENTS

         If a quorum is not present in person or by proxy at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Fund's shares at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

OWNERSHIP OF SHARES IN THE FUND

          As of September 30, 2004, trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares.

BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUND

         As of September 30, 2004, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of the Fund:

                                    NATURE OF
NAME AND ADDRESS                    BENEFICIAL                   PERCENT OF
OF BENEFICIAL OWNER                 OWNERSHIP                    PORTFOLIO
-------------------                 ---------                    ---------

Investors Bank & Trust Co.            Direct                      100.00%
As Security Lending Agent
200 Clarendon Street
Boston, MA 02116

         PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior to the Meeting by written notice to Investors Bank or by submitting a proxy card bearing a later date.

                                    By Order of the Board,

                                    Susan C. Mosher
                                    Secretary

                                                                     APPENDIX A

                                                          Adopted - May 6, 2003

             MERRIMAC GROUP OF FUNDS - GOVERNANCE COMMITTEE CHARTER

I. INTRODUCTION: Each of the Boards of Trustees (each, a "Board" and collectively, the "Boards") of the Merrimac Group of Funds (each, a "Fund" and collectively, the "Funds") has established a Governance Committee of the Board and has adopted this Governance Committee Charter setting forth the purpose and method of operation of the Committee.

II. MEMBERSHIP: The Governance Committee shall consist of all Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). Unless otherwise determined by the Board, the Governance Committee shall elect one member to serve as the Chairperson of the Committee.

III. MEETINGS: Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Committee or the Chairperson of the Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this Charter.

IV. PURPOSE: The purpose of the Governance Committee is to represent the interests of shareholders of the Funds by undertaking a periodic review of, and making recommendations to the full Board with respect to, the following matters:

         o approval of advisory, sub-advisory, distribution, administrative services and other contracts with affiliated service providers of the Funds;
         o approval of Rule 12b-1 plans of distribution, shareholder servicing plans and agreements relating to such plans;
         o procedures for identifying and recruiting qualified candidates for the position of Independent Trustee;
         o recommending to the Board individuals to be appointed or nominated for election as Independent Trustees;
         o the performance of the Board;
         o the compensation of Trustees;
         o the identity, duties, and composition of the various Committees of the Board and the Chairpersons of such Committees;
         o the development and maintenance of the Board's membership, structure and operation; and any other matters related to the governance of the Fund.

                                                                     APPENDIX B


                                                     ADOPTED - NOVEMBER 6, 2003


                      MERRIMAC FUNDS, MERRIMAC SERIES AND
                           MERRIMAC MASTER PORTFOLIO

                            Audit Committee Charter

1.    Membership, Composition and Governance.

      a. The Audit Committee for each of Merrimac Funds, Merrimac Series and Merrimac Master Portfolio (each, a "Fund"; together the "Funds") shall consist of two or more Trustees, none of whom shall be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of any Fund, or any adviser or sub-adviser thereto. The members of the Audit Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. Unless otherwise determined by the Board, the members of the Audit Committee shall appoint one member of the Audit Committee to serve as the Chairman of the Audit Committee.

      b. Meetings of the Audit Committee shall be held at such times and at such places as determined from time to time by the Committee, but not less frequently than annually. The Chairman of the Audit Committee shall have the power to call meetings of the Audit Committee at any time. A majority of the members of the Audit Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit Committee.

      c. Unless it determines that no member of the Audit Committee qualifies as an independent audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert.

2.    Powers and Duties.

      The Audit Committee shall have the following powers and duties with respect to each Fund:

      a. To act for the Board in overseeing the Fund's financial reporting, including the Fund's financial statements. To perform this function, the Committee shall have direct access to the Chief Executive Officer, Chief Financial Officer, Controller and internal auditors of the Fund and the adviser or any sub-adviser, as well as the independent auditors. In addition, the Committee may meet with other officers and employees of the adviser and other service providers for the Fund when, in the judgment of the Committee, such meetings are warranted.

      b. To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation of independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not "interested persons" under the 1940 Act. In performing this function, the Committee shall discuss with the auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC") and other regulatory authorities.

      c. To meet periodically with the independent auditors to review the scope of the annual audit and the procedures to be performed, including their evaluation of internal controls, and to review with the independent auditors their judgment about the quality of accounting principles employed in the Fund's financial reports and any proposed changes therein; to pre-approve audit and non-audit services provided by the independent auditors to the Fund (except those within the de minimis statutory or regulatory exception); to pre-approve non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund if the engagement of the auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except those within the de minimis statutory or regulatory exception); to consider the possible effect of providing such services on the auditor's independence; to review the range of fees of the auditors for both audit and non-audit services for the Fund and to recommend pre-approved audit and non-audit services and fee estimates for Board approval. In performing its responsibilities for pre-approving audit and non-audit services, the Committee may adopt pre-approval policies and procedures for such services, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee).

      d. To review, as appropriate, the annual audited financial statements of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

      e. To consider the controls implemented by the independent auditors and management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

      f. To receive at least annually a report from the auditors within 90 days prior to the filing of the auditors' report (or receive an updated report within such 90 day period, if the auditors' annual report is presented to the Committee more than 90 days prior to the filing of the auditors' report) which includes the following: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Fund since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

      g. To review and discuss with management, including any officers certifying the Fund's Form N-CSR, the Fund's audited financial statements and to review any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund, and to offer guidance with respect to such audited financial statements, certifications and reports;

      h. To discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR to the Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal controls;

      i. To review and report to the full Board with respect to any material accounting, tax, valuation, or record keeping issues that may affect the Fund, its financial statements or the amount of any dividend or distribution rate.

      j. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

      k. To direct and supervise investigations into any matters within the scope of this charter, including the integrity of reported facts and figures and related disclosure concerning the financial statements of the Funds. In addition, the Audit Committee shall direct and supervise investigations with respect to the following:
            (A) matters reported to the Committee pursuant to the standards for professional conduct governing attorneys practicing before the SEC; and (B) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Funds pursuant to the requirements of the Sarbanes-Oxley Act and rules issued by the SEC in connection therewith.

      l. To make recommendations or reports on matters which, in its judgment, should receive the attention of the Board of Trustees of the Fund.

      m. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

      n. To retain special counsel and other experts, consultants and auditors at the expense of the Fund as a resource to assist the Committee in discharging its responsibilities. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such persons and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter.

                       MERRIMAC FUNDS, MERRIMAC SERIES AND
                           MERRIMAC MASTER PORTFOLIO

                      Audit Committee Complaint Procedures


This policy outlines the procedures that the Audit Committee of each of Merrimac Funds, Merrimac Series and Merrimac Master Portfolio (each, a "Fund"; together the "Funds") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

1.    Procedures for Receiving Complaints

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers and administrators (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

      1. The complaining Employee may place a telephone call to the Chairman of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

      2. Alternatively, the Employee may submit to the Chairman of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

      3. The name and contact information for the current Chairman of the Audit Committee is set out on Schedule A hereto.

2.    Procedures for Treating Complaints

The Chairman of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairman of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairman of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

      1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

      2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

      3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

      4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund.

The Audit Committee will then report to the full Board at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board, the Audit Committee may make its report in an executive session of the Board.

3.    Procedures for Retaining Complaints

The Chairman of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                   Schedule A



Current Chairman of the Audit Committee: Thomas Sinton



Contact information (incl. e-mail & fax):

                                        Winters:

                                            Masters Way

                                            Palm Beach Gardens, FL 05255

                                            561-691-0643 (fax same)

                                            or

                                        Summers:

                                            PO Box 1956

                                            Manchester Center, VT 05255

                                            802-824-3268 (Fax same)

                               MERRIMAC CASH FUND
                          (A SERIES OF MERRIMAC FUNDS)
                              200 CLARENDON STREET
                              BOSTON, MASSACHUSETTS
                                      02116

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
                                 MERRIMAC FUNDS

        The undersigned appoints Paul J. Jasinski, John F. Pyne and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Cash Fund (a separate series of Merrimac Funds (the "Trust")) to be held at 9:00 a.m., Eastern Time on Thursday, December 2, 2004, at 200 Clarendon Street, Boston, Massachusetts, and at any adjournment thereof.
--------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH PROPOSAL BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENTS THEREOF.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

PROPOSAL 1
--------------------------------------------------------------------------------
To elect five trustees to               FOR         WITHOLD       FOR
serve on the Board of Trustees          ALL          ALL          ALL
of the Merrimac Funds and the                                   EXCEPT
Board of Trustees of the
Merrimac Master (as marked
below) Portfolio until their
successors have been duly
elected and qualified.

--------------------------------------------------------------------------------
The Nominees for Trustees are:         [ ]          [ ]           [ ]
--------------------------------------------------------------------------------

(01) Francis J. Gaul, Jr.   (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown        (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

--------------------------------

                                                     (PLEASE SIGN BACK OF CARD)

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ______


PLEASE VOTE, DATE, SIGN                      Note: The undersigned hereby
EXACTLY AS YOUR NAME APPEARS                 acknowledges receipt of the
ON THIS CARD, AND RETURN THIS                Notice of Meeting and Proxy
FORM IN THE ENCLOSED                         Statement and revokes any
SELF-ADDRESSED ENVELOPE.                     proxy heretofore given with
                                             respect to the votes covered
                                             by this proxy.


Dated: _______________________, 2004         -----------------------------
                                             Signature


                                             -----------------------------
                                             Signature If Jointly Held

                                 MERRIMAC SERIES

                              MERRIMAC CASH SERIES
                              MERRIMAC PRIME SERIES
                         MERRIMAC U.S. GOVERNMENT SERIES
                            MERRIMAC TREASURY SERIES
                          MERRIMAC TREASURY PLUS SERIES
                            MERRIMAC MUNICIPAL SERIES

                              200 CLARENDON STREET
                              BOSTON, MASSACHUSETTS
                                      02116
Dear Shareholder:

         The attached Proxy Statement from the Merrimac Series discusses proposals that are being submitted to shareholders of each of the Merrimac Cash Series, Merrimac Prime Series, Merrimac U.S. Government Series, Merrimac Treasury Series, Merrimac Treasury Plus Series and Merrimac Municipal Series (together, the "Funds"). A Shareholder Meeting has been called for December 2, 2004. As a shareholder in the Funds, we ask you to review the Proxy Statement and cast your vote on the proposals. The Board of the Trustees of Merrimac Series (the "Trust") has recommended that shareholders approve each of the following proposals.


         The first proposal affecting EACH FUND, seeks to collectively elect five trustees, as named in the attached proxy statement, to serve on the board of trustees of the Trust and the Merrimac Master Portfolio (the "Master Trust") until their successors have been duly elected and qualified. The election of Trustees is necessary to fulfill regulatory requirements, which require that at least two-thirds of Board members of investment companies be elected by shareholders. The Board currently consists of four members, three of whom have been elected by shareholders. In light of the proposed Board composition we are asking that shareholders elect the nominated trustees.


         The second proposal affecting the MERRIMAC TREASURY SERIES AND MERRIMAC TREASURY PLUS SERIES ONLY, seeks approval of a "Manager of Managers" arrangement. Shareholders of the other funds of Merrimac Series have previously considered and approved this proposal.

         The proposals are discussed in greater detail in the attached Proxy Statement. We encourage you to review the Proxy Statement and cast your vote at your earliest convenience.

         Shareholders of record as of the close of business on September 30, 2004 are entitled to vote at the meeting and any related follow-up meetings.

         Your vote is important. You do not need to be physically present at the meeting, but you should complete and sign the enclosed voting instruction/proxy and return it promptly in the enclosed envelope. Every vote counts. We urge you to complete and return your proxy card as soon as possible to avoid adjournment of the Shareholder Meeting.

         We look forward to receiving your votes in favor of the proposal. Thank you for your support.

Sincerely,

Paul J. Jasinski
President
Merrimac Series

                                 MERRIMAC SERIES

                         IMPORTANT NEWS FOR SHAREHOLDERS



         While we encourage you to read the full text of the enclosed Proxy Statement, this is a brief overview of some matters affecting the Fund that will be the subject of a shareholder vote.


                          Q & A: QUESTIONS AND ANSWERS

Q.       WHAT IS HAPPENING?

A. This Proxy Statement is furnished by Merrimac Series (the "Trust") on behalf of Merrimac Cash Series, Merrimac Prime Series, Merrimac U.S. Government Series, Merrimac Treasury Series, Merrimac Treasury Plus Series and Merrimac Municipal Series (together, the "Funds") to the shareholders of the Funds (the "Shareholders") on behalf of the Board of Trustees of the Trust. This Proxy Statement is being provided to you in connection with the Trust and the solicitation of the accompanying proxy, to be voted at a meeting of the Shareholders (the "Meeting") to be held on Thursday, December 2, 2004 at 9:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA. At the Meeting, the Shareholders will be asked to consider and vote upon proposals (1) FOR ALL FUNDS, to elect the five trustees, as named in the attached proxy statement, to serve on the Board of Trustees of the Trust until their successors have been duly elected and qualified; and (2) FOR THE MERRIMAC TREASURY SERIES AND MERRIMAC TREASURY PLUS SERIES ONLY, to approve the implementation of a "Manager of Managers" arrangement. The Board members of the Trust recommend that you vote FOR these proposals.


Q.       WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on one or more important proposals concerning your investment in the Fund.


Q.       WHAT MATTERS AM I BEING ASKED TO VOTE ON?

A. As noted above, with respect to EACH FUND OF THE TRUST, you are being asked to collectively elect the five trustees to the Board of Trustees of the Trust and, with respect to the MERRIMAC TREASURY SERIES AND MERRIMAC TREASURY PLUS SERIES ONLY, to approve a "Manager-of-Managers" arrangement for each fund. The Manager-of-Managers arrangement will allow the Funds' Trustees to replace sub-advisers, hire new sub-advisers and make changes to sub-adviser agreements without the delays and expenses of calling special shareholder meetings.


Q.       HOW DO THE BOARD MEMBERS OF THE FUND RECOMMEND THAT I VOTE?
A. After careful consideration, the Trustees of the Trust, including those who are not affiliated with the Trust, the Adviser, the Sub-Adviser or their affiliates, recommend that you vote FOR the Proposals using the enclosed proxy card.

Q.       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?
A. The majority of the costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne by the Funds. Certain costs associated with the preparation of the Proxy Statement will be borne by the Adviser and the Administrator of the Funds.

Q.       WHOM DO I CALL FOR MORE INFORMATION?
A. Please call Investors Bank, the Funds' information agent, at 1-888-637-7622.

                           NOTICE OF A SPECIAL MEETING
                             OF THE SHAREHOLDERS OF
                                 MERRIMAC SERIES

      Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of the Merrimac Cash Series, Merrimac Prime Series, Merrimac U.S. Government Series, Merrimac Treasury Series, Merrimac Treasury Plus Series and Merrimac Municipal Series (together, the "Funds"), each a series of the Merrimac Series (the "Trust") will be held on Thursday, December 2, 2004 at 9:00 a.m., Eastern time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, for the following purposes:


1. For shareholders of EACH FUND to collectively elect the trustees, to serve on the Board of Trustees of the Trust until their successors have been duly elected and qualified;

2. For shareholders of the MERRIMAC TREASURY SERIES AND MERRIMAC TREASURY PLUS SERIES ONLY, to approve a "Manager of Managers" arrangement for each fund; and


3. To transact such other business as may properly come before the Meeting and any adjournments thereof.

      Please read the enclosed proxy statement carefully for information concerning the proposals to be placed before the Meeting.

      Shareholders of record at the close of business on September 30, 2004 are entitled to notice of and to vote at the Meeting. You are invited to attend the Meeting. If you cannot do so, however, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY, AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. Any shareholder attending the Meeting may vote in person even though a proxy has already been returned.

                                      By Order of the Board of Trustees of
                                      Merrimac Series

                                      ----------------------
                                      Susan C. Mosher, Secretary

October 28, 2004

                                 MERRIMAC SERIES

                              MERRIMAC CASH SERIES
                              MERRIMAC PRIME SERIES
                         MERRIMAC U.S. GOVERNMENT SERIES
                            MERRIMAC TREASURY SERIES
                          MERRIMAC TREASURY PLUS SERIES
                            MERRIMAC MUNICIPAL SERIES

                              200 CLARENDON STREET
                                   BOSTON, MA
                                      02116

                                 PROXY STATEMENT

                                OCTOBER 28, 2004


         This Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of Special Meeting (each a "Proposal") on the previous page for the Merrimac Cash Series, Merrimac Prime Series, Merrimac U.S. Government Series, Merrimac Treasury Series, Merrimac Treasury Plus Series and Merrimac Municipal Series (together, the "Funds"), each a series of Merrimac Series (the "Trust"). The Board of Trustees of the Trust (the "Board") is soliciting your vote for a Special Meeting of Shareholders of the Funds (the "Meeting") to be held on Thursday, December 2, 2004 at 9:00 a.m., Eastern Time, at the offices of Investors Bank & Trust Company-Advisory Division, 200 Clarendon Street, Boston, MA, and, if the Meeting is adjourned or postponed, at any adjournment or postponement of that Meeting.

SOLICITATION OF PROXIES


         The Board is soliciting votes from shareholders of the Funds (the "Shareholders"). The solicitation of votes is made by the mailing of this Proxy Statement and the accompanying proxy card on or about October 28, 2004.


         The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement.

         Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person.

SHAREHOLDER REPORTS

         COPIES OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003 HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THIS PROXY STATEMENT SHOULD BE READ IN CONJUNCTION WITH THE ANNUAL REPORT. YOU CAN OBTAIN A COPY OF THE ANNUAL REPORT, WITHOUT CHARGE, BY CONTACTING THE FUNDS AT 1-888-637-7622 OR AT HTTP://WWW.MERRIMACMUTUALFUNDS.COM. YOU CAN ALSO VIEW THE ANNUAL REPORT FREE ON THE SEC'S INTERNET WEBSITE AT HTTP://WWW.SEC.GOV/. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL.


         The following table summarizes the proposals to be voted on at the Meeting and indicates those Shareholders that are being solicited with respect to each proposal.

--------------------------------------------------------------------------------
            PROPOSALS                           SHAREHOLDERS SOLICITED
--------------------------------------------------------------------------------
1.  TO ELECT FIVE TRUSTEES OF                   ALL FUNDS VOTING TOGETHER
    THE TRUST AND THE MASTER
    TRUST
--------------------------------------------------------------------------------
2.  TO APPROVE OR DISAPPROVE A                  MERRIMAC TREASURY SERIES AND
    "MANAGER-OF-MANAGERS"                       THE MERRIMAC TREASURY PLUS
    ARRANGEMENT FOR THE                         SERIES; AND THE MERRIMAC
    MERRIMAC TREASURY SERIES                    TREASURY PORTFOLIO AND THE
    AND THE MERRIMAC TREASURY                   MERRIMAC MERRIMAC TREASURY
    PLUS SERIES; AND THE                        PLUS PORTFOLIO, EACH VOTING
    TREASURY PORTFOLIO AND THE                  SEPARATELY AS A FUND
    MERRIMAC TREASURY PLUS
    PORTFOLIO
--------------------------------------------------------------------------------
3.  TO TRANSACT SUCH OTHER                      ALL FUNDS, VOTING TOGETHER OR
    BUSINESS AS MAY PROPERLY                    EACH VOTING SEPARATELY AS A
    COME BEFORE THE SPECIAL                     FUND AS THE CIRCUMSTANCES MAY
    MEETING AND ANY                             DICTATE
    ADJOURNMENTS THEREOF
--------------------------------------------------------------------------------

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH PROPOSAL.

                                GENERAL OVERVIEW

         Each Fund of the Trust is a shareholder of a corresponding portfolio of the Merrimac Master Portfolio (the "Master Trust"). The following are the feeder funds of the Trust and the corresponding master portfolios (the "Portfolios") of the Master Trust into which each invests.

     -------------------------------------------------------------------------
                 FUND                                PORTFOLIO
     -------------------------------------------------------------------------
     Merrimac Cash Series                   Merrimac Cash Portfolio
     -------------------------------------------------------------------------
     Merrimac Prime Series                  Merrimac Prime Portfolio
     -------------------------------------------------------------------------
     Merrimac Treasury Series               Merrimac Treasury Portfolio
     -------------------------------------------------------------------------
     Merrimac Treasury Plus Series          Merrimac Treasury Plus Portfolio
     -------------------------------------------------------------------------
     Merrimac U.S. Government Series        Merrimac U.S. Government Portfolio
     -------------------------------------------------------------------------
     Merrimac Municipal Series              Merrimac Municipal Portfolio
     -------------------------------------------------------------------------


         The Trust and the Master Trust have requested that their shareholders (which, in the case of Master Trust includes the Funds) take action (i) to elect Thomas J. Brown, Francis J. Gaul, Jr., Arthur H. Meehan, Kevin J. Sheehan and Thomas E. Sinton as trustees to the Trust and the Master Trust (ii) to approve the implementation of a "Manager of Managers" arrangement with respect to the Merrimac Treasury Series and Merrimac Treasury Plus Series and their corresponding Portfolios, the Merrimac Treasury Portfolio and Merrimac Treasury Plus Portfolio; and (iii) to vote on any other business that properly comes before the Meeting. The Trust has previously agreed with the Master Trust that all actions requiring a vote of a Fund, as shareholder of a Portfolio, will be taken in accordance with instructions received from the underlying shareholders of the Fund. For this reason, the Meeting of the shareholders of the Funds has been called to vote on the proposals described in this Proxy Statement. Immediately following the Meeting, a separate meeting (the "Portfolio Shareholder Meeting") of the shareholders of each of the Portfolios will be held to consider and vote on the proposals described in this Proxy Statement, for a specific Portfolio or for the Master Trust, as applicable. This Proxy Statement also serves as the proxy statement for the Portfolio Shareholder Meeting. With respect to the proposals, the entire interest that a Fund holds in a Portfolio will be voted at the Portfolio Shareholder Meeting in direct proportion to the votes cast by the shareholders of that Fund, for and against such proposal at the Meeting. With respect to the election of Trustees of the Trust and the Master Trust the votes of all Funds are counted together. With respect to the approval or disapproval of the Manager-of-Managers arrangement the votes of each Fund are counted separately in proportion to its interest held in the corresponding Portfolio.


                            MATTERS TO BE ACTED UPON

                                 PROPOSAL NO. 1
           ELECTION OF FIVE TRUSTEES OF THE TRUST AND THE MASTER TRUST


         The Boards of Trustees of the Trust and the Master Trust currently consist of four Trustees. Shareholders of each Fund are being asked to consider the election of five nominees to the Board of Trustees of the Trust and the Master Trust. All of the nominees for election to the Boards, with the exception of Arthur H. Meehan, currently serve as Trustees for the Trust and the Master Trust, and have served in that capacity continuously since originally elected. Mr. Thomas Brown, who currently serves as Trustee, was recommended by the Governance Committee of the Trusts and elected as Trustee to each Board effective May 6, 2004, by the Trustees of each Board. The nomination of Mr. Meehan as Trustee was recommended by the Governance Committee of the Trusts and recommended by the Board of the Trusts on August 5, 2004, subject to a vote of shareholders. Since the 1940 Act requires a two-thirds percentage of Board members be comprised of Trustees elected by shareholders, the Board of the Trusts is unable to elect Mr. Meehan as Trustee to the Trusts without shareholder approval.

         Each Trustee will be elected to hold office until his successor is elected and qualified. Each nominee has consented to being named in this proxy statement and indicated his willingness to serve if elected. In the unanticipated event that any nominee should be unable to serve, the persons named as proxies may vote for such other person as shall be designated by the Trust's and Master Trust's Board of Trustees. The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) for the election of the nominees named below as Trustees of the Funds.


INFORMATION ABOUT THE TRUSTEES AND NOMINEE


         The following table sets forth certain information regarding the incumbent Trustees and the nominee for Trustee. Trustees who are interested persons of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act are referred to as "Interested Trustees." Trustees who are not interested persons of the Trust are referred to as "Independent Trustees." Unless otherwise indicated, the address of each Trustee is c/o Investors Bank & Trust Company, PO Box 9130, Boston, Massachusetts 02117.



                           POSITIONS
                           HELD WITH                                                               NUMBER OF
                           THE TRUST                                                               PORTFOLIOS IN
                           AND THE      TERM OF OFFICE                                             FUND COMPLEX
                           MASTER       AND LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY
NAME AND AGE               TRUST        TIME SERVED(1)      5 YEARS                                TRUSTEE/OFFICER(2)

INDEPENDENT TRUSTEES AND
NOMINEE

THOMAS J. BROWN            Incumbent    Since 2003          Chief Operating Officer and Chief              13
Age:  58                   Trustee                          Financial Officer of American
                                                            General Asset Management
                                                            (Investment Management), August
                                                            2000 to April 2002; Chief Financial
                                                            Officer, Cypress Holdings (Investment
                                                            Management), October 1997 to August 2000.
ARTHUR H. MEEHAN           Trustee      N/A                 Chief Executive Officer and                   None
Age:  69                   Nominee                          President of Medford Bank, February
                                                            1991 to October 2002; Director of
                                                            Citizens Bank Massachusetts, October
                                                            2002 to present; Director of St.
                                                            Vincent College, present.
FRANCIS J. GAUL, JR.       IncumbentTrusSince 1996          Private Investor July 1997 -
Age:  60                                                    present, Vice President and
                                                            Principal, Triad Investment                    13
                                                            Management Company (Registered
                                                            Investment Adviser) July 1996 - May
                                                            1997.
THOMAS E. SINTON           IncumbentTrusSince 1996          Retired, Managing Director,
Age:  71                                                    Corporate Accounting Policy, April
                                                            1993 - October 1996 and Consultant,            13
                                                            January 1993 - March 1996, Bankers
                                                            Trust Company.


INTERESTED TRUSTEE


KEVIN J. SHEEHAN          Incumbent      Merrimac Master    Chairman, Chief Executive Officer
Age:  52                  Trustee        Portfolio since    and President of Investors Financial
                                         1996; Merrimac     Services Corp. and Investors Bank &            13
                                         Series since       Trust Company, June 1995 to August
                                         1998               2001; Chairman and Chief Executive
                                                            Officer of Investors Financial
                                                            Services Corp. and Investors Bank &
                                                            Trust Company, August 2001 to
                                                            present.


(1) Trustees serve for an indefinite term or until the date such trustee resigns or retires or is removed by the
    Board of Trustees or shareholders.

(2) Fund Complex consists of the Merrimac Master Portfolio, the Merrimac Series, and the Merrimac Funds, comprising thirteen series as of December 31, 2003.

(3) Mr. Sheehan is an "interested person" of each of the Merrimac Master Portfolio and the Merrimac Series, as
    defined in the Investment Company Act of 1940, as amended, due to his employment with Investors Bank & Trust
    Company, the investment adviser for the Merrimac Master Portfolio.

The Board held seven meetings during the fiscal year ended December 31, 2003. Each of the trustees attended at least 75% of the Board and committee meetings of which he is a member.


COMMITTEES OF THE BOARD OF TRUSTEES

GOVERNANCE COMMITTEE. The Board of Trustees of the Trust has a Governance Committee, which is comprised of all of the Independent Trustees. The Governance Committee, pursuant to a Governance Committee Charter adopted by the Board meets at least annually with their independent counsel. The Governance Committee undertakes a periodic review of, and makes recommendations to the full Board with respect to, the following matters: approval of advisory, sub-advisory, distribution, administrative services and other contracts with affiliated service providers of the Funds; approval of Rule 12b-1 plans of distribution, shareholder servicing plans and agreements relating to such plans; procedures for identifying and recruiting qualified candidates for the position of Independent Trustee; recommending to the Board individuals to be appointed or nominated for election as Independent Trustees; the performance of the Board; the compensation of Trustees; the identity, duties, and composition of the various Committees of the Board and the Chairpersons of such Committees; the development and maintenance of the Board's membership, structure and operation; and any other matters related to the governance of the Fund. The Governance Committee met once during the fiscal year ended December 31, 2003.

         The Governance Committee does not have at this time formal criteria for the qualifications of Independent Trustee candidates, although the Governance Committee may do so in the future. In reviewing a potential nominee and in evaluating the re-nomination of current Independent Trustees, the Governance Committee applies the following general criteria: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgment,
(iii) a commitment to understand the Funds and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees, (v) the ability to understand potential conflicts of interest in managing the Funds and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessary place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

         At this time the Committee does not have a policy regarding the consideration of any trustee candidates recommended by shareholders. As the need for Trustee elections occurs infrequently it is not foreseeable that such a policy would be necessary or beneficial to shareholders. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee Aggregate Dollar in a search for qualified candidate.



AUDIT COMMITTEE. The Board of Trustees has an Audit Committee, which is comprised of all of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"). Currently, Messrs. Thomas J. Brown, Francis J. Gaul, Jr. and Thomas E. Sinton comprise the Audit Committee. Mr. Sinton is the chairman of the Audit Committee. The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's financial reporting, including the Trust's financial statements, review and assess the performance of the independent auditors, review of the Trust's internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent auditors; and acts as liaison between the Trust's independent auditors and the full Board of Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2003.


SHARE OWNERSHIP IN THE FUND AS OF DECEMBER 31, 2003

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and the Fund Complex as of December 31, 2003.

                                                     AGGREGATE DOLLAR RANGE
NAME OF TRUSTEE OR      DOLLAR RANGE OF EQUITY       OF EQUITY SECURITIES IN
NOMINEE                 SECURITIES IN THE TRUST      TRUST AND THE FUND COMPLEX

INDEPENDENT TRUSTEES
Francis J. Gaul, Jr.            None                       $1 - $10,000
Thomas E. Sinton                None                       None

INTERESTED TRUSTEES
Kevin Sheehan                   None                       None

COMPENSATION OF THE TRUSTEES AND OFFICERS. The Trust does not compensate the Trustees or officers of the Trust who are affiliated with Investors Bank & Trust Company - Advisory Division. None of the Trustees or officers of the Trust have engaged in any financial transactions with the Trust during the fiscal year ended December 31, 2003.


         Prior to May 6, 2004, the Independent Trustees of the Master Trust were paid an annual retainer of $10,000 and a $2,500 meeting fee for each quarterly meeting attended. Each Fund bore its pro rata allocation of Trustees' fees paid by its corresponding Portfolio to the Trustees of the Portfolio Trust. The Independent Trustees of the Trust were paid an annual base fee of $5,000, and additional fees for newly created funds.


         Effective May 6, 2004, the Independent Trustees of the Trust, the Master Trust and the Merrimac Funds, receive an annual retainer of $50,000, payable in equal quarterly installments, and an additional $1,500 for each special in-person meeting of the Board of Trustees or any committee thereof and $500 for each special telephonic meeting of the Board of Trustees or any committee thereof.

         The following table reflects the compensation paid by the Trust and by the Merrimac fund complex, to each Trustee for the fiscal year ended December 31, 2003.


                                               PENSION OR
                                               RETIREMENT            TOTAL
                              AGGREGATE     BENEFITS ACCRUED      COMPENSATION
                            COMPENSATION       AS PART OF        FROM TRUST AND
NAME OF TRUSTEE            FROM THE TRUST   FUND'S EXPENSES      FUND COMPLEX
---------------            --------------   ----------------     --------------
Kevin J. Sheehan                $0                $0                   $0


Francis J. Gaul, Jr.          $9,472              $0                $30,500


Edward F. Hines, Jr.*         $9,472              $0                $30,500


Thomas E. Sinton              $9,472              $0                $30,500


* Edward F. Hines, Jr. resigned as Trustee effective November 25, 2003.



THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE.

Vote Required

         At the Meeting, the Shareholders of the Funds will vote on the election of Thomas J. Brown, Francis J. Gaul, Jr., Arthur H. Meehan, Kevin J. Sheehan and Thomas E. Sinton as trustees to the Trust and the Master Trust.


         The affirmative vote of the holders of a plurality of the shares of the Trust and Master Trust voted at the Meeting is required to elect the Trustees. This means that the five nominees receiving the greatest number of votes will be elected to the Board of Trustees of each entity.

         For Proposal 1, abstentions and broker non-votes will not have any effect on the outcome of the vote, except for purposes of determining a quorum.


                                 PROPOSAL NO. 2
                 APPROVAL OF A "MANAGER-OF-MANAGERS" ARRANGEMENT

        (MERRIMAC TREASURY SERIES AND MERRIMAC TREASURY PLUS SERIES ONLY)

         Shareholders of the Merrimac Treasury Series and Merrimac Treasury Plus Series Funds are being asked to approve a new "Manager-of-Managers" arrangement permitting the Adviser to enter into an investment sub-adviser agreement (a "Sub-Advisory Agreement") with investment management organizations (each a "Sub-Adviser"), or to materially modify an existing Sub-Adviser Agreement, without such Sub-Adviser Agreement being approved by the shareholders of the applicable Fund. Under these circumstances, the Adviser would act as a "Manager-of-Managers." Shareholders of the other Merrimac Series funds have previously considered and approved the "Managers-of-Managers" arrangement.

         At a meeting of the Board held on August 5, 2004, Trustees of the Trust, including a majority of Independent Trustees, voted to approve the submission of a "Manager-of-Managers" arrangement to Shareholders of the Treasury and Treasury Plus Funds. The arrangement has previously been implemented by the other Funds of the Trust.

PROPOSED MANAGER-OF-MANAGERS ARRANGEMENT

         The Adviser and the Trust and the Master Trust have received an order from the Securities and Exchange Commission (the "SEC") granting an exemption from Section 15(a) (and certain other provisions of the 1940 Act). The relief permits the Adviser, with the approval of the Master Trust's Board of Trustees, to enter into, modify or terminate sub-adviser agreements without requiring shareholder approval. As a condition of the relief granted, shareholders of the Fund must be furnished with an information statement within 90 days of the date that a new sub-adviser is appointed. The information statement must contain all the information that would have been provided in a proxy statement had shareholder approval been required. Each Portfolio will continue to obtain shareholder approval of a sub-adviser agreement with a sub-adviser considered to be an "affiliated person" (as defined in the 1940 Act) of the Portfolio or the Adviser, other than by reason of serving as a sub-adviser to the Portfolio ("Affiliated Sub-Adviser"). In addition, the Board of Trustees of the Master Trust and the Adviser would not be able to materially amend the investment advisory agreement between the Master Trust and the Adviser (the "Current Agreement") without complying with the 1940 Act and applicable regulations governing shareholder approval of advisory agreements.

         The Manager-of-Managers arrangement will enable each Portfolio to operate with greater efficiency by allowing the Adviser to employ sub-advisers best suited to the needs of the Portfolio, without incurring the expense and delays associated with obtaining shareholder approval of sub-advisers or sub-adviser agreements. If the Shareholders of the Portfolio approve the Manager-of-Managers arrangement, the Adviser will be authorized to: (1) set the Portfolio's overall investment strategies, (2) recommend and select one or more sub-advisers for the Portfolio, (3) allocate the Portfolio's assets among different sub-advisers as deemed appropriate, (4) monitor and evaluate the performance of the Portfolio's sub-advisers, (5) recommend to the Portfolio's Board of Trustees whether a sub-adviser agreement should be approved, renewed, modified or terminated, and (6) implement procedures to ensure that a sub-adviser complies with a Portfolio's investment objective, policies and restrictions. Any of the above actions reserved by the Adviser would be reviewed and approved by the Master Trust's Board of Trustees, including a majority of the Independent Trustees, before implementation.

EVALUATION BY THE BOARD OF TRUSTEES

         In determining whether or not it was appropriate to approve the Manager-of-Managers arrangement and to recommend approval to shareholders, the Master Trust's Board of Trustees, including the Independent Trustees, considered certain information and representations provided by the Adviser. Further, the Independent Trustees were advised by independent legal counsel with respect to these matters. On February 3, 2000, the Master Trust's Board of Trustees approved the Manager-of-Managers arrangement and on August 5, 2004, the Portfolio's Board of Trustees voted to submit this proposal to shareholders of the Treasury and Treasury Plus Portfolios. The arrangement has previously been implemented by the other Portfolios of the Master Trust.

         The Master Trust's Board of Trustees believes that allowing the Adviser to hire new sub-advisers or negotiate sub-adviser agreements for each Portfolio without incurring the expenses or delays of obtaining shareholder approval is in the best interests of the Portfolio's shareholders, and will allow the Portfolio to operate more efficiently. Currently, in order for the Adviser to appoint a new sub-adviser or materially modify a sub-advisory agreement, each Portfolio must solicit votes and hold a Meeting of its shareholders. If the Adviser could appoint new sub-advisers or materially modify sub-advisory agreements without having to hold special shareholder meetings, the Master Trust's Board of Trustees would be able to act more quickly and with less expense to appoint a new sub-adviser when the Board and the Adviser believe that the appointment would benefit a Portfolio and its shareholders.

         Moreover, the Master Trust's Board of Trustees will continue to provide oversight of the Adviser's sub-adviser selection process to ensure that shareholders' interests are protected when the Adviser selects a new sub-adviser or modifies a sub-adviser agreement for a Portfolio. The Master Trust's Board of Trustees, including a majority of the Independent Trustees, will evaluate and approve all new sub-adviser agreements as well as any modifications to all sub-adviser agreements entered into by the Adviser on behalf of a Portfolio. In performing this oversight function, the Master Trust's Board of Trustees will analyze all factors that it considers to be relevant to the evaluation including, but not limited to, the services and expertise provided by the sub-advisers, and the oversight functions maintained by the Adviser. The Master Trust's Board of Trustees believes that its review will ensure that the Adviser continues to act in the best interests of each Portfolio and its shareholders. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Master Trust's Board of Directors unanimously approved the Manager-of-Managers arrangement, and voted to recommend its approval by shareholders.

         Implementation of the arrangement is contingent upon shareholder approval of the arrangement.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL NO. 2.

VOTE REQUIRED

         At the Meeting, the Shareholders of the Merrimac Treasury Series and Merrimac Treasury Plus Series will vote on the Manager-of-Managers arrangement.


         The affirmative vote of the holders of a "majority of the outstanding voting securities" of a Fund is required to approve the Manager-of-Managers arrangement with respect to that Fund. "Majority of the outstanding voting securities" for this purpose under the 1940 Act, means the lesser of (1) 67% of the securities of the Fund present, if more than 50% of the outstanding securities of the Fund are represented, or (2) more than 50% of the outstanding securities of the Fund. Should the Manager-of-Managers arrangement not receive Shareholder approval by a Fund at the Meeting, the Fund will continue to request Shareholder approval prior to entering into or materially amending a sub-advisory agreement until such time as a Manager-of-Managers arrangement is approved by Shareholders of that Fund. Approval by each feeder fund of the manager-of-managers arrangement is not necessary for the Master Trust to obtain approval of the manager-of-managers arrangement by its shareholders.


         Abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees which cannot be voted on the proposal(s) because the beneficial owners have not given instructions) will be considered to be shares present at the Meeting, but not voting in favor of Proposal 2 and will therefore have the effect of a "no" vote.

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

         Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

INDEPENDENT AUDITORS

         For the fiscal year ended December 31, 2003, Ernst & Young LLP ("E&Y") served as independent auditors to the Trust and the Master Trust. E&Y is responsible for performing annual audits of the financial statements and financial highlights for the Trust and the Master Trust in accordance with generally accepted accounting standards, and preparation of Federal tax returns. Additionally, pursuant to Rule 17f-2 of the 1940 Act, three security counts are performed for the Master Trust. The mailing address for E&Y is 200 Clarendon Street, Boston, Massachusetts 02116.

AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by E&Y for the audit of the Registrant's annual financial statements for the fiscal years ending December 31, 2003 and 2002 were $60,400 and $56,900, respectively.

AUDIT RELATED FEES: No fees were billed to the Registrant by E&Y for the fiscal years ending December 31, 2003 and 2002 for services rendered for assurance and services that are reasonably related to the performance of the audit or review of financial investments, but not reported as audit fees.

TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by E&Y for the review and signing of federal, state and excise tax returns for the fiscal years ending December 31, 2003 and 2002 were $11,600 and $10,100, respectively.

ALL OTHER FEES: No fees were billed to the Registrant by E&Y for the fiscal years ending December 31, 2003 or 2002 for all other non-audit services.

         The Registrant's Audit Committee (the "Committee") will generally pre-approve all audit and non-audit services provided to the Registrant. In addition, the Committee has delegated to Mr. Thomas E. Sinton, a member of the Committee, the authority to pre-approve audit and non-audit services to be provided to the Registrant not to exceed $20,000 on an annual basis, and subject to subsequent report to the Committee. The Committee pre-approved all audit and non-audit services provided to the Registrant for the fiscal year ended December 31, 2003.

         THERE WERE NO NON-AUDIT FEES BILLED TO THE REGISTRANT BY THE REGISTRANT'S ACCOUNTANT, OTHER THAN THOSE DESCRIBED ABOVE FOR THE FISCAL YEARS ENDED DECEMBER 31, 2003 AND 2002, RESPECTIVELY. Aggregate non-audit fees billed to the Investors Bank & Trust Company, the investment adviser to the Master Trust (the "Investment Adviser"), by the Registrant's accountant were $400,000 and $403,640 for the fiscal years ended December 31, 2003 and 2002, respectively.

         The Registrant's audit committee considered whether the provision of non-audit services that were rendered to the Investment Adviser by the principal accountant were compatible with maintaining the principal accountant's independence.


OFFICERS OF THE TRUST AND THE MASTER TRUST

NAME AND AGE              POSITIONS      TERM OF OFFICE     PRINCIPAL OCCUPATION(S) DURING PAST    NUMBER OF
                          HELD WITH      AND LENGTH OF      5 YEARS                                PORTFOLIOS IN
                          THE TRUST      TIME SERVED(1)                                             FUND COMPLEX
                          AND THE                                                                  OVERSEEN BY
                          PORTFOLIO                                                                OFFICER(2)
                          TRUST
PAUL J. JASINSKI          President      Merrimac Master    Managing Director, Investors Bank &
                          and Chief      Portfolio since    Trust Company, 1990 - present;
Age:  56                  Executive      1999; Merrimac     Director November 1996 - present,              13
                          Officer        Series since 2001  Investors Bank & Trust - Advisory
                                                            Division.
JOHN F. PYNE              Vice           Treasurer and      Director, Investors Bank & Trust
                          President,     Chief Financial    Company 2000 - present.  Assistant
Age:  36                  Treasurer      Officer since      Treasurer, State Street Bank 1992 -            13
                          and Chief      2002, Vice         2000.
                          Financial      President since
                          Officer        2000
DONALD F. COOLEY          Vice           Merrimac Series    Director/Sales, Investors Bank &
                          President      since 2001;        Trust Company May 2001 - present.
Age:  40                                 Merrimac Master    Vice President, Credit Suisse First            13
                                         Portfolio since    Boston 1999-2000. Vice President,
                                         2003               Citicorp 1988-1998.
SUSAN C. MOSHER           Secretary      Merrimac Master    Senior Director 2001-present,
                                         Portfolio since    Director 1995-2000, Mutual Fund
Age:  48                                 1997;              Administration - Legal                         13
                                         Merrimac Series    Administration, Investors Bank &
                                         since 1998         Trust Company.
SANDRA I. MADDEN          Assistant      Since 1999         Senior Associate Counsel, Mutual
                          Secretary                         Fund Administration - Legal
Age:  37                                                    Administration, Investors Bank &               13
                                                            Trust Company, 1999 - present.
DONNA ROGERS              Chief          Since 2004         Senior Director, Mutual Fund
                          Compliance                        Administration, Investors Bank &               13
Age:  37                  Officer                           Trust Company, 1994 - present.

(1) Officers serve for an indefinite term or until the date such officer resigns or retires or is removed by the
    Board of Trustees.
(2) Fund Complex consists of the Merrimac Master Portfolio, the Merrimac Series, and the Merrimac Funds, comprising thirteen series as of December 31, 2003.
(3) Each officer is an "interested person" of each of the Merrimac Master Portfolio and the Merrimac Series, as
    defined in the Investment Company Act of 1940, as amended, due to his or her employment with Investors Bank &
    Trust Company, the investment adviser for the Merrimac Master Portfolio.


VOTING RIGHTS

         Only Shareholders of record at the close of business on Thursday, September 30, 2004, (the "Record Date"), will be entitled to vote at the Meeting. As of the Record Date, there were 5,047,117,998 shares of the Trust outstanding. As of the Record Date, there were 300,450,528 shares of the Treasury Series outstanding and there were 225,663,596 shares of the Treasury Plus Series outstanding.

         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions, any proxy that is signed and returned will be voted FOR the proposals. With respect to any other matters (none of which are now known to the Board) that may be presented at the Meeting, all proxies will be voted in the discretion of the persons appointed as proxies.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or a duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting will not, by itself, serve to revoke the proxy.


         Under the Declaration of Trust of the Trust, the presence in person or by proxy of the holders of record of thirty percent of the shares issued and outstanding and entitled to vote constitutes a quorum for the transaction of business at a shareholders' meeting.

         As of the Record Date, each Treasury Series and the Treasury Plus Series' ownership of the outstanding voting securities of its corresponding Portfolio and of the Master Trust is as follows:

Treasury Series owns 99.99% of the outstanding voting securities of the Treasury Portfolio
Treasury Plus Series owns 11.55 % of the outstanding voting securities of the Treasury Plus Portfolio
Cash Series owns 28.92% of the outstanding voting interests of the Merrimac Master Portfolio
Prime Series owns 10.73 % of the outstanding voting interests of the Merrimac Master Portfolio
Treasury Series owns 3.97 % of the outstanding voting interests of the Merrimac Master Portfolio
Treasury Plus Series owns 2.99 % of the outstanding voting interests of the Merrimac Master Portfolio
U.S. Government Series owns 16.34% of the outstanding voting interests of the Merrimac Master Portfolio
Municipal Series owns 3.79% of the outstanding voting interests of the Merrimac Master Portfolio


EXPENSES

         Certain costs associated with the preparation, filing and distribution of the Proxy Statement, the solicitation and the Meeting will be borne proportionately by each of the Funds.

ADDITIONAL PROXY SOLICITATION INFORMATION

         In addition to solicitation by mail, certain officers and representatives of the Fund, officers and employees of the Adviser and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.


         If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy, they may contact Investors Bank toll-free at 1-888-637-7622. Any proxy given by a shareholder is revocable until voted at the Meeting.


SHAREHOLDER PROPOSALS

         The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

COMMUNICATIONS WITH THE BOARD OF TRUSTEES

         Shareholders who wish to communicate with Trustees with respect to matters relating to the Trust may address their written correspondence to the Board as a whole or to individual Trustees c/o Merrimac Series, P.O. Box 9130, Boston, Massachusetts 02116, Attention: Paul Jasinski.

ADJOURNMENTS

         If a quorum is not present in person or by proxy with respect to a Fund at the time any session of the Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Fund's shares at the session of the Meeting to be adjourned. If an adjournment of the Meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

OWNERSHIP OF SHARES IN THE FUND

          As of September 30, 2004, trustees and officers of the Trust collectively owned less than 1% of the Fund's outstanding shares.


                               BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUND

As of September 30, 2004, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of a class of the Fund:

                                                                       NATURE OF
                                        NAME AND ADDRESS OF            BENEFICIAL                  PERCENT
        TITLE OF CLASS                   BENEFICIAL OWNER              OWNERSHIP                  OF CLASS
        --------------                  -------------------            ---------                  --------
Cash Series -                   Ceridian Corporate Trustee              Direct                     13.20%
Premium Class                   Ceridian Payroll Trust
                                17390 Brookhurst St.
                                Fountain Valley, CA 92708

                                Electronic Data Systems, Inc.           Direct                      6.60%
                                5400 Legacy Drive
                                MS H1 3A 34
                                Plano, TX  75024

                                Saturn & Company                        Direct                      6.51%
                                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

                                NEGT Energy Trading Holdings            Direct                      5.85%
                                Corporation
                                7500 Old Georgetown Road
                                Bethesda, MD 20814

                                Lumbermans Mutual Casualty Co.          Direct                      5.67%
                                1 Kemper Dr.
                                Attn: Investments 135E
                                Long Grove, IL 60049

                                Chicago Mercantile Exchange Inc.        Direct                      6.96%
                                30 S. Wacker Dr.
                                Chicago, IL  60606

                                Lehman Brothers Inc                     Direct                      9.99%
                                745 Seventh Ave.
                                New York, NY 10019

                                Lehman Brothers Inc                     Direct                      7.17%
                                70 Hudson Street
                                Jersey City, NJ  07302

Cash Series -                   Christian Science Custody               Direct                     79.71%
Institutional Class             c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117
                                Saturn & Company                        Direct                     19.66%
                                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Cash Series-                    Saturn & Company                        Direct                      100%
Investment Class                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Cash Series-                    Saturn & Company                        Direct                     99.98%
Reserve Class                   c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Cash Series-                    Funds Distributors, Inc.                Direct                      100%
Nottingham Class                60 State Street, Suite 1300
                                Boston, MA 02109

Prime Series-                   Lehman Brothers Holdings Inc.           Direct                     24.62%
Premium Class                   745 Seventh Ave.
                                New York, NY  10019


                                Lehman Brothers, Inc.                   Direct                     19.35%
                                70 Hudson Street
                                Jersey City, NJ 07302

                                Brahms Funding Corp.                    Direct                     49.74%
                                114 W. 47th St., Suite 1715
                                New York, NY 10036

Prime Series -                  Funds Distributors, Inc.                Direct                      100%
Institutional Class             60 State Street, Suite 1300
                                Boston, MA 02109

Prime Series -                  Funds Distributors, Inc.                Direct                      100%
Investment Class                60 State Street, Suite 1300
                                Boston, MA 02109

Prime Series -                  Funds Distributors, Inc.                Direct                      100%
Reserve Class                   60 State Street, Suite 1300
                                Boston, MA 02109

Prime Series -                  Funds Distributors, Inc.                Direct                      100%
Nottingham Class                60 State Street, Suite 1300
                                Boston, MA 02109
Treasury Series-                Maril & Company                         Direct                     88.60%
Premium Class                   Attn: ACM/Fund Accounting
                                1000 N. Water Street, 14th floor
                                Milwaukee, WI 53202

                                Saturn & Company                        Direct                     11.39%
                                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Treasury Series-                Saturn & Company                        Direct                     99.76%
Institutional Class             c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Treasury  Series -              Saturn & Company                        Direct                      100%
Investment Class                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Treasury  Series -              Funds Distributors, Inc.                Direct                      100%
Reserve Class                   60 State Street, Suite 1300
                                Boston, MA 02109

Treasury  Series -              Funds Distributors, Inc.                Direct                      100%
Nottingham Class                60 State Street, Suite 1300
                                Boston, MA 02109

Treasury Plus Series -          Maril & Company                         Direct                      100%
Premium Class                   Attn:  ACM/Fund Accounting
                                1000 N. Water Street, 14th floor
                                Milwaukee, WI 53202

Treasury Plus Series -          Saturn & Company                        Direct                     95.33%
Institutional Class             c/o Investors Bank & Trust Co.
                                P.O. Box 9130
                                Boston, MA 02117

Treasury Plus Series -          Saturn & Company                        Direct                      100%
Investment Class                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Treasury Plus Series -          Funds Distributors, Inc.                Direct                      100%
Reserve Class                   60 State Street, Suite 1300
                                Boston, MA 02109

Treasury Plus Series -          Funds Distributors, Inc.                Direct                      100%
Nottingham Class                60 State Street, Suite 1300
                                Boston, MA 02109

U.S. Government Series -        Nueberger Berman LLC                    Direct                     92.10
Premium Class                   605 Third Avenue
                                New York, NY 10158

U.S. Government Series -        Funds Distributors, Inc.                Direct                      100%
Institutional Class             60 State Street, Suite 1300
                                Boston, MA 02109

U.S. Government Series -        Saturn & Company                        Direct                      100%
Investment Class                c/o Investors Bank & Trust Co.
                                P.O. Box 9130
                                Boston, MA 02117

U.S. Government Series -        Saturn & Company                        Direct                     99.98%
Reserve Class                   c/o Investors Bank & Trust Co.
                                P.O. Box 9130
                                Boston, MA 02117

U.S. Government Series -        Funds Distributors, Inc.                Direct                      100%
Nottingham Class                60 State Street, Suite 1300
                                Boston, MA 02109

Municipal Series -              Saturn & Company                        Direct                     98.98%
Premium Class                   c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117

Municipal Series -              Funds Distributors, Inc.                Direct                      100%
Institutional Class             60 State Street, Suite 1300
                                Boston, MA 02109

Municipal Series -              Saturn & Company                        Direct                      100%
Investment Class                c/o Investors Bank & Trust Co.
                                P.O. Box 9130 Boston, MA 02117
Municipal Series -              Funds Distributors, Inc.                Direct                      100%
Reserve Class                   60 State Street, Suite 1300
                                Boston, MA 02109


Municipal Series -              Funds Distributors, Inc.                Direct                      100%
Nottingham Class                60 State Street, Suite 1300
                                Boston, MA 02109


         PLEASE COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED
SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. You may revoke your proxy at any time prior to the Meeting by written notice to Investors Bank or by submitting a proxy card bearing a later date.

                                                              By Order of the Board,


                                                              Susan C. Mosher
                                                              Secretary

                                                                     Appendix A


                                                          Adopted - May 6, 2003


             MERRIMAC GROUP OF FUNDS - GOVERNANCE COMMITTEE CHARTER

I. INTRODUCTION: Each of the Boards of Trustees (each, a "Board" and collectively, the "Boards") of the Merrimac Group of Funds (each, a "Fund" and collectively, the "Funds") has established a Governance Committee of the Board and has adopted this Governance Committee Charter setting forth the purpose and method of operation of the Committee.

II. MEMBERSHIP: The Governance Committee shall consist of all Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). Unless otherwise determined by the Board, the Governance Committee shall elect one member to serve as the Chairperson of the Committee.

III. MEETINGS: Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Committee or the Chairperson of the Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this Charter.

IV. PURPOSE: The purpose of the Governance Committee is to represent the interests of shareholders of the Funds by undertaking a periodic review of, and making recommendations to the full Board with respect to, the following matters:

      o approval of advisory, sub-advisory, distribution, administrative services and other contracts with affiliated service providers of the Funds;

      o approval of Rule 12b-1 plans of distribution, shareholder servicing plans and agreements relating to such plans;

      o procedures for identifying and recruiting qualified candidates for the position of Independent Trustee;

      o recommending to the Board individuals to be appointed or nominated for election as Independent Trustees;

      o the performance of the Board;

      o the compensation of Trustees;

      o the identity, duties, and composition of the various Committees of the Board and the Chairpersons of such Committees;

      o the development and maintenance of the Board's membership, structure and operation; and any other matters related to the governance of the Fund.

                                                                     APPENDIX B


                                                     ADOPTED - NOVEMBER 6, 2003


                      MERRIMAC FUNDS, MERRIMAC SERIES AND
                           MERRIMAC MASTER PORTFOLIO

                            Audit Committee Charter

1.    Membership, Composition and Governance.

      a. The Audit Committee for each of Merrimac Funds, Merrimac Series and Merrimac Master Portfolio (each, a "Fund"; together the "Funds") shall consist of two or more Trustees, none of whom shall be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") of any Fund, or any adviser or sub-adviser thereto. The members of the Audit Committee shall be appointed by the Board of Trustees, which shall also determine the number and term of such members. Unless otherwise determined by the Board, the members of the Audit Committee shall appoint one member of the Audit Committee to serve as the Chairman of the Audit Committee.

      b. Meetings of the Audit Committee shall be held at such times and at such places as determined from time to time by the Committee, but not less frequently than annually. The Chairman of the Audit Committee shall have the power to call meetings of the Audit Committee at any time. A majority of the members of the Audit Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit Committee.

      c. Unless it determines that no member of the Audit Committee qualifies as an independent audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert.

2.    Powers and Duties.

      The Audit Committee shall have the following powers and duties with respect to each Fund:

      a. To act for the Board in overseeing the Fund's financial reporting, including the Fund's financial statements. To perform this function, the Committee shall have direct access to the Chief Executive Officer, Chief Financial Officer, Controller and internal auditors of the Fund and the adviser or any sub-adviser, as well as the independent auditors. In addition, the Committee may meet with other officers and employees of the adviser and other service providers for the Fund when, in the judgment of the Committee, such meetings are warranted.

      b. To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the appointment and compensation of independent auditors. Approval by the Audit Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not "interested persons" under the 1940 Act. In performing this function, the Committee shall discuss with the auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC") and other regulatory authorities.

      c. To meet periodically with the independent auditors to review the scope of the annual audit and the procedures to be performed, including their evaluation of internal controls, and to review with the independent auditors their judgment about the quality of accounting principles employed in the Fund's financial reports and any proposed changes therein; to pre-approve audit and non-audit services provided by the independent auditors to the Fund (except those within the de minimis statutory or regulatory exception); to pre-approve non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund if the engagement of the auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except those within the de minimis statutory or regulatory exception); to consider the possible effect of providing such services on the auditor's independence; to review the range of fees of the auditors for both audit and non-audit services for the Fund and to recommend pre-approved audit and non-audit services and fee estimates for Board approval. In performing its responsibilities for pre-approving audit and non-audit services, the Committee may adopt pre-approval policies and procedures for such services, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee).

      d. To review, as appropriate, the annual audited financial statements of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

      e. To consider the controls implemented by the independent auditors and management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

      f. To receive at least annually a report from the auditors within 90 days prior to the filing of the auditors' report (or receive an updated report within such 90 day period, if the auditors' annual report is presented to the Committee more than 90 days prior to the filing of the auditors' report) which includes the following: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Fund since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the fund complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above; (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

      g. To review and discuss with management, including any officers certifying the Fund's Form N-CSR, the Fund's audited financial statements and to review any officer's certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund, and to offer guidance with respect to such audited financial statements, certifications and reports;

      h. To discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR to the Committee, based on such officers' most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal controls;

      i. To review and report to the full Board with respect to any material accounting, tax, valuation, or record keeping issues that may affect the Fund, its financial statements or the amount of any dividend or distribution rate.

      j. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

      k. To direct and supervise investigations into any matters within the scope of this charter, including the integrity of reported facts and figures and related disclosure concerning the financial statements of the Funds. In addition, the Audit Committee shall direct and supervise investigations with respect to the following:
            (A) matters reported to the Committee pursuant to the standards for professional conduct governing attorneys practicing before the SEC; and (B) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Funds pursuant to the requirements of the Sarbanes-Oxley Act and rules issued by the SEC in connection therewith.

      l. To make recommendations or reports on matters which, in its judgment, should receive the attention of the Board of Trustees of the Fund.

      m. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

      n. To retain special counsel and other experts, consultants and auditors at the expense of the Fund as a resource to assist the Committee in discharging its responsibilities. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such persons and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter.

                       MERRIMAC FUNDS, MERRIMAC SERIES AND
                           MERRIMAC MASTER PORTFOLIO

                      Audit Committee Complaint Procedures


This policy outlines the procedures that the Audit Committee of each of Merrimac Funds, Merrimac Series and Merrimac Master Portfolio (each, a "Fund"; together the "Funds") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

1.    Procedures for Receiving Complaints

All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers and administrators (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

      1. The complaining Employee may place a telephone call to the Chairman of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

      2. Alternatively, the Employee may submit to the Chairman of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

      3. The name and contact information for the current Chairman of the Audit Committee is set out on Schedule A hereto.

2.    Procedures for Treating Complaints

The Chairman of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairman of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairman of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

      1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

      2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

      3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

      4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund.

The Audit Committee will then report to the full Board at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board, the Audit Committee may make its report in an executive session of the Board.

3.    Procedures for Retaining Complaints

The Chairman of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                   Schedule A



Current Chairman of the Audit Committee: Thomas Sinton



Contact information (incl. e-mail & fax):

                                        Winters:

                                            Masters Way

                                            Palm Beach Gardens, FL 05255

                                            561-691-0643 (fax same)

                                            or

                                        Summers:

                                            PO Box 1956

                                            Manchester Center, VT 05255

                                            802-824-3268 (Fax same)

                              MERRIMAC CASH SERIES
                              MERRIMAC PRIME SERIES
                         MERRIMAC U.S. GOVERNMENT SERIES
                            MERRIMAC TREASURY SERIES
                          MERRIMAC TREASURY PLUS SERIES
                            MERRIMAC MUNICIPAL SERIES

                       (EACH A SERIES OF MERRIMAC SERIES)

                              200 CLARENDON STREET
                              BOSTON, MASSACHUSETTS
                                      02116

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
                                 MERRIMAC SERIES


        The undersigned appoints Paul J. Jasinski, John F. Pyne and Susan C. Mosher and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Special Meeting of Shareholders of the Merrimac Cash Series, Merrimac Prime Series, Merrimac U.S. Government Series, Merrimac Treasury Series, Merrimac Treasury Plus Series and Merrimac Municipal Series (each a separate series of Merrimac Series (the "Funds")) to be held at 9:00 a.m., Eastern Time on Thursday, December 2, 2004, 200 Clarendon Street, Boston, Massachusetts, and at any adjournment thereof.

-------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW. IF NO DIRECTION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH PROPOSAL BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENTS THEREOF.


THE BOARD OF TRUSTEES OF THE MERRIMAC SERIES RECOMMEND A VOTE FOR EACH OF THE PROPOSALS.


PLEASE VOTE BY CHECKING YOUR RESPONSE.

MERRIMAC CASH SERIES
--------------------

PROPOSAL 1


To elect five trustees to serve      FOR         WITHOLD     FOR ALL EXCEPT
on the Board of Trustees of the      ALL         ALL         (as marked below)
Merrimac Series and the Board of
Trustees of the Merrimac Master
Portfolio until their successors
have been duly elected and
qualified.

The Nominees for Trustees are:       [ ]           [ ]             [ ]


(01) Francis J. Gaul, Jr.     (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown          (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

-------------------------------------------------------------------------------

MERRIMAC PRIME SERIES
---------------------

PROPOSAL 1


To elect five trustees to serve      FOR         WITHOLD     FOR ALL EXCEPT
on the Board of Trustees of the      ALL         ALL         (as marked below)
Merrimac Series and the Board of
Trustees of the Merrimac Master
Portfolio until their successors
have been duly elected and
qualified.

The Nominees for Trustees are:       [ ]           [ ]             [ ]


(01) Francis J. Gaul, Jr.     (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown          (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

-------------------------------------------------------------------------------

MERRIMAC U.S. GOVERNMENT SERIES
-------------------------------

PROPOSAL 1

To elect five trustees to serve      FOR         WITHOLD     FOR ALL EXCEPT
on the Board of Trustees of the      ALL         ALL         (as marked below)
Merrimac Series and the Board of
Trustees of the Merrimac Master
Portfolio until their successors
have been duly elected and
qualified.

The Nominees for Trustees are:       [ ]           [ ]             [ ]


(01) Francis J. Gaul, Jr.     (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown          (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

-------------------------------------------------------------------------------

MERRIMAC TREASURY SERIES
------------------------

PROPOSAL 1


To elect five trustees to serve      FOR         WITHOLD     FOR ALL EXCEPT
on the Board of Trustees of the      ALL         ALL         (as marked below)
Merrimac Series and the Board of
Trustees of the Merrimac Master
Portfolio until their successors
have been duly elected and
qualified.



The Nominees for Trustees are:       [ ]           [ ]             [ ]


(01) Francis J. Gaul, Jr.     (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown          (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

-------------------

PROPOSAL 2
Approval of a "Manager-of-Managers"   FOR [  ]       AGAINST [  ]   ABSTAIN[  ]
Arrangement for the Fund and
Portfolio

-------------------------------------------------------------------------------

MERRIMAC TREASURY PLUS SERIES
-----------------------------

PROPOSAL 1


To elect five trustees to serve      FOR         WITHOLD     FOR ALL EXCEPT
on the Board of Trustees of the      ALL         ALL         (as marked below)
Merrimac Series and the Board of
Trustees of the Merrimac Master
Portfolio until their successors
have been duly elected and
qualified.

The Nominees for Trustees are:       [ ]           [ ]             [ ]


(01) Francis J. Gaul, Jr.     (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown          (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

-------------------

PROPOSAL 2
Approval of a "Manager-of-Managers"   FOR [  ]       AGAINST [  ]   ABSTAIN[  ]
Arrangement for the Fund and
Portfolio

-------------------------------------------------------------------------------

MERRIMAC MUNICIPAL SERIES
-------------------------

PROPOSAL 1


To elect five trustees to serve      FOR         WITHOLD     FOR ALL EXCEPT
on the Board of Trustees of the      ALL         ALL         (as marked below)
Merrimac Series and the Board of
Trustees of the Merrimac Master
Portfolio until their successors
have been duly elected and
qualified.

The Nominees for Trustees are:       [ ]           [ ]             [ ]


(01) Francis J. Gaul, Jr.     (02)  Kevin J. Sheehan     (03)  Thomas E. Sinton
(04) Thomas J. Brown          (05)  Arthur H. Meehan

To withold authority to vote for one or more of the nominees, write the name(s) of the nominee(s) on the line below:

                                                     (PLEASE SIGN BACK OF CARD)

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED: ______

                                           Note: The undersigned hereby
                                           acknowledges receipt of the Notice
PLEASE VOTE, DATE, SIGN EXACTLY AS         of Meeting and Proxy Statement and
YOUR NAME APPEARS ON THIS CARD, AND        revokes any proxy heretofore given
RETURN THIS FORM IN THE ENCLOSED           with respect to the votes covered by
SELF-ADDRESSED ENVELOPE.                   this proxy.



Dated: _______________________, 2004       ------------------------------------
                                           Signature



                                           ------------------------------------
                                           Signature If Jointly Held